Goodwill	12 Months Ended
Mar. 31, 2020
Disclosure of detailed information about intangible assets [abstract]
Goodwill
Goodwill

	JPY (millions)
	For the Year Ended March 31
	2019	2020
Acquisition cost
As of beginning of the year	¥1,029,291	¥4,240,251
Acquisitions (Note 31)	3,183,657	3,387
Deconsolidation	(3,899)	—
Reclassification to assets held for sale (Note 19)	—	(116,524)
Foreign currency translation differences	31,202	(114,586)
As of end of the year	¥4,240,251	¥4,012,528

Accumulated impairment losses
As of beginning of the year	¥(43)	¥—
Deconsolidation	40	—
Foreign currency translation differences	3	—
As of end of the year	¥—	¥—

Carrying amount
As of beginning of the year	¥1,029,248	¥4,240,251
As of end of the year	4,240,251	4,012,528

During the year ended March 31, 2020, Takeda completed the purchase price allocation to the assets acquired and liabilities assumed as part of the Shire acquisition. As a result, goodwill of 3,087,369 million JPY recognized for the Shire acquisition on a provisional basis was retrospectively adjusted to 3,165,513 million JPY. See Note 31 for further detail of completed purchase price allocation.
Impairment Testing of Goodwill
As of March 31, 2019, Takeda’s groups of cash-generating units (“CGUs”) to which goodwill was allocated were “Prescription drugs sold worldwide,” “Prescription drugs sold outside of the United States and Japan,” and “Other”. For the year ended March 31, 2020, Takeda changed the allocation of goodwill due to the reorganization in management and reporting structures driven by the acquisition of Shire and subsequent integration to optimize synergies for Takeda. As a result, as of March 31, 2020, all of the goodwill was tested for impairment at the single operating segment level, which is the level at which goodwill is monitored for internal management purposes. Takeda did not record any impairment as a result of impairment testing performed based on the groups of CGUs before this change.
As of March 31, 2019, goodwill was allocated to the following groups of CGUs:

JPY (millions) As of March 31, 2019
Prescription drugs sold worldwide	¥3,764,200
Prescription drugs sold outside of the United States and Japan	403,474
Other	72,577
Total	¥4,240,251

Impairment loss for goodwill is recognized if the recoverable amount of goodwill is less than the carrying amount. The recoverable amount is the greater of fair value less costs of disposal, or value in use.
For the years ended March 31, 2018 and 2019, the recoverable amounts of the groups of CGUs were assessed based on value in use. Value in use was calculated by discounting the estimated future cash flows based on a three-year projection approved by management using an appropriate growth rate and a discount rate. The projection included assumptions about product launches, competition from rival products and pricing policy as well as the possibility of generics entering the market and loss of exclusivity. In setting these assumptions, Takeda considered past experience, external sources of information, knowledge of competitor activity, and industry trends.
The significant assumptions used to calculate the recoverable amount (value in use) are as follows:

	Growth rate	Discount rate (Post-tax)	Discount rate (Pre-tax)
	Based on country/market specific long-term average growth rate for the CGU	Based on country/market specific weighted average cost of capital	Based on country/market specific weighted average cost of capital
As of March 31, 2018	1.5% – 3.2%	5.6% – 14.4%	8.0% – 18.0%
As of March 31, 2019	1.3% – 2.8%	6.1% – 11.8%	8.8% – 15.5%

For the year ended March 31, 2020, the recoverable amount was assessed based on fair value less costs of disposal. The fair value less costs of disposal was calculated by discounting the estimated future cash flows based on a five-year projection using an appropriate growth rate and a discount rate as well as deducting the estimated costs of disposal. The projection included assumptions about product launches, competition from rival products and pricing policy as well as the possibility of generics entering the market and loss of exclusivity. In setting these assumptions, Takeda considered past experience, external sources of information, knowledge of competitor activity, and industry trends. The valuation methodology uses significant inputs which are not based on observable market data, therefore this fair value less costs of disposal is classified as level 3 in the fair value hierarchy.
As a further check, Takeda compared its market capitalization to the book value of its equity and this indicated significant surplus as of March 31, 2020.
Terminal growth rate and discount rate used in the discounted cash flow models for the impairment tests are as follows:

As of March 31, 2020
Terminal growth rate	0.0%
Discount rate (post-tax)	7.0%

Terminal growth rate is based on management’s estimate of future long-term average growth rates. Discount rate is based on weighted average cost of capital (“WACC”) of Takeda.
The recoverable amounts exceeded the relevant carrying amounts, and a reasonable change in the assumptions would not result in an impairment.